UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): November 2, 2023

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2023, the Board of Directors (the “Board”) of OrthoPediatrics Corp. (the “Company”) approved and adopted, effective as of such date, amended and restated Bylaws (as so amended and restated, the “Bylaws”). The Bylaws amend and restate the Company’s prior bylaws in their entirety to, among other things, address the adoption by the U.S. Securities and Exchange Commission of new “universal proxy card” rules, as set forth in newly adopted Rule 14a-19 of the Exchange Act (“Rule 14a-19”) in order to ensure that, from a procedural and mechanical perspective, the Bylaws function properly in the case of a contested election using a new universal proxy card.

The amendments require, among other things, any stockholder providing advance notice of director nominations to comply with Rule 14a-19, including applicable notice and solicitation requirements. The Company may disregard such nominations if the stockholder fails to timely provide reasonable evidence of its compliance with Rule 14a-19. The amendments also enhance disclosure requirements and procedural mechanics in connection with director nominations and business proposals by stockholders. The amendments also require, among other information, additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies. The Bylaws also include other conforming, technical and non-substantive changes.

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	3.1	Amended and Restated Bylaws of OrthoPediatrics Corp (as amended November 2, 2023).
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: November 8, 2023	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary